Page 1 of 8 EMPLOYEE PROPRIETARY INFORMATION, NONDISCLOSURE AND INNOVATION ASSIGNMENT AGREEMENT In consideration for my new or continued employment, the wages and benefits paid to me, and the access I will be provided to my employer’s confidential and proprietary information, I agree to the following with my employer, Cibus US LLC (“Company”): 1. “Proprietary Information” Defined. “Proprietary Information” means information that was developed, created, derived, or discovered by Company, which was generated by me for the Company in the course of my employment, or which became known by, or was conveyed to Company, which has commercial value in Company’s business. Proprietary Information includes, but is not limited to, information related to Innovations (as defined in Section 2 below); contracts; sales and marketing materials or strategies; Company’s client lists and prospective client lists (including the names, addresses, telephone numbers and account numbers of Company’s clients, Company’s trade history with each client, pricing models, and all other information on Company’s client and prospective client lists); Company’s employee lists (including the names, addresses, and telephone numbers of Company’s employees); vendor and subcontractor lists and all other information regarding Company’s vendors or subcontractors; training materials, policies and procedures; methods, techniques, and expertise, including proprietary installation procedures; software programs; Company’s financial information; and all concepts, plans, proposals or information about Company’s current, future and proposed business, and/or any other information and records obtained or developed by Company in the course of its business operations. “Proprietary Information” also includes information Company has received from others that Company is obligated to treat as confidential or proprietary—including but not limited to information received from Company’s clients or prospective clients—which may be made known to me by Company, a third party or otherwise that I may learn during my employment with Company. Proprietary Information shall not include any information that (a) is in or enters the public domain through no fault on my part; (b) is known by me at the time it is disclosed, as demonstrated by competent evidence; (c) is independently developed by me as defined in Section 7 herein; or (d) Company agrees in writing is information that does not constitute Proprietary Information. Nothing in this Agreement is intended to interfere with or infringe upon employees’ rights under the National Labor Relations Act. 2. "Innovations" means all discoveries, designs, developments, improvements, derivatives, inventions, formulas, processes, techniques, machinery, apparatus, prototypes, models, sequences, components, programs, technology, computer programs, ideas, or know-how and all tangible and intangible embodiments thereof of any kind whatsoever including, without limitation all compositions and works (including without limitation, all designs, records, writings, data, modifications, schematics, instruments, products, equipment, photographs, manuals, sketches, notebooks, compilations, specifications, methods, lists, surveys, plans, reports, drawings, source code, object code, artwork or graphics in formats which include tangible, printed, or electronic mediums, whether or not patentable or registrable under copyright statutes), copyrights, moral rights, copyright applications, patents, patent applications and any associated office actions or responses, trade dress, trademarks, trademark applications, trade secrets, trade names, slogans, service marks, and other marks. 3. Ownership and Nondisclosure of Proprietary Information. All Proprietary Information is the sole property of Company and its respective assigns, customers, partners, collaborators and suppliers, as applicable. Company and its respective assigns, customers, partners, collaborators and suppliers or others from which Company has received information that Company is obligated to treat as confidential or proprietary, as applicable, are the sole and exclusive owners of all patents, copyrights, mask works, trademarks, service marks, trade secrets, know-how, and other rights in and to the Proprietary Information. Except as otherwise required to be disclosed by law, I will not use, disseminate,

Page 2 of 8 reverse engineer, or disclose any Proprietary Information to anyone outside Company at any time during or after my employment, and I will use and disclose Proprietary Information to those inside Company only as may be necessary in the ordinary course of performing my duties as an employee of Company. If I have any questions as to whether information constitutes Proprietary Information, or to whom, if anyone, inside Company, any Proprietary Information may be disclosed, I will consult with the Company’s legal office. In the event of the termination of my employment, I will immediately deliver to Company all Proprietary Information, whether provided to me by Company or generated by me in connection with services I performed during employment by Company, and whether written by hand, typed, stored on electronic media, printouts, or otherwise recorded, produced, or reproduced in any manner. 4. Disclosure and License of Prior Innovations. I have listed on Attachment A, (“Prior Innovations”) attached hereto, all Innovations relating in any way to Company’s business or demonstrably anticipated research and development or business (“Company-related Innovations”), which were conceived, reduced to practice, created, derived, developed, or made by me prior to my employment with Company (collectively, the “Prior Innovations”). If disclosure of any such Prior Innovations would cause me to violate any prior confidentiality agreement, I understand that I am not to identify and describe such Prior Innovations in Attachment A, but am only to disclose a cursory name for each such Innovation, the party(ies) to whom it belongs, and my relationship to such party(ies). I represent that I have no rights in any Company-related Innovations other than those Innovations listed on Attachment A. If nothing is listed on Attachment A, I represent that there are no Prior Innovations at the time of signing this Agreement. I hereby grant to Company and Company’s designees a royalty-free, irrevocable, worldwide, fully paid-up license (with rights to sublicense through multiple tiers of sublicensees) to practice all patent, copyright, moral right, mask work, trade secret, and other intellectual property rights relating to any Prior Innovations that I incorporate, or permit to be incorporated, in any Innovations created for or by the Company or that I, solely or jointly with others, conceive, develop or reduce to practice during my employment with Company that are not excluded in section 5 below (the “Company Innovations”). Notwithstanding the foregoing, I will not incorporate, or permit to be incorporated, any Prior Innovations in any Company Innovations without Company’s prior written consent. 5. Disclosure and Assignment of Company Innovations. I will promptly disclose and describe to Company all Company Innovations conceived, reduced to practice, created, derived, developed, or made by me, or that I otherwise become aware of during my employment with the Company. I hereby assign and agree to assign in the future (when any such Innovations are first reduced to practice or first fixed in a tangible medium, as applicable) to Company or Company’s designee all my worldwide right, title, and interest in and to any and all Company Innovations, including but not limited to any applications for domestic and foreign patents (“Patents”) and any and all continuations, continuations-in-part, divisions, and renewals of and substitutes for said Patents in the United States and its possessions and territories and in all other countries, and any reissue or reexaminations or extensions of said Patents. To the extent any of the rights, title and interest in and to Company Innovations cannot be assigned by me to Company, I hereby grant to Company an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, title and interest. To the extent any of the rights, title and interest in and to Company Innovations can neither be assigned nor licensed by me to Company, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against Company or any of Company’s successors in interest. This Section 5 shall not apply to any Innovations that (a) do not relate, at the time of conception, reduction to practice, creation, derivation, development or making of such Innovation to Company’s business or actual or demonstrably anticipated research, development, or business; and (b) were developed entirely on my own time; and (c) were developed without use of any of Company’s equipment, supplies, facilities, or trade secret information or know-how; and (d) did not result from any work I performed for Company. I further

Page 3 of 8 acknowledge that all original works of authorship that are made by me (solely or jointly with others) within the scope of my employment and that are protectable by copyright are “works made for hire” pursuant to United States Copyright Act (17 U.S.C. §101). Accordingly, all rights, title, and interest in such works (including copyright) will vest exclusively in Company to the fullest extent provided under applicable law. 6. Publications. Prior to submitting or disclosing for possible publication or dissemination outside Company any material I have prepared that incorporates information concerning Company business or anticipated research, I agree to deliver a copy of such material to the Company’s legal office for its review. Within twenty (20) business days of the submission, Company agrees to notify me whether Company believes Proprietary Information has been included, and I agree to delete or revise as requested by Company to protect such Proprietary Information. I further agree to obtain the written consent of Company prior to any review of such material by persons outside of Company. 7. Future Innovations. I will promptly disclose in writing to Company all Innovations conceived, reduced to practice, created, derived, developed, or made by me during the term of my employment and for six (6) months thereafter, whether or not I believe such Innovations are subject to this Agreement, to permit a determination by Company as to whether or not the Innovations should be considered Company Innovations. Company will receive any such information in confidence. 8. Notice of Nonassignable Innovations to Employees in California. This Agreement does not apply to an Innovation that qualifies fully as a nonassignable invention under the provisions of Section 2870 of the California Labor Code. I have reviewed the notification in Attachment B (“Limited Exclusion Notification”) and agree that my signature acknowledges receipt of the notification. 9. Cooperation in Perfecting Rights to Innovations. I agree to perform, during and after my employment, all acts that Company deems necessary or desirable to permit and assist Company, at its expense, in obtaining and enforcing the full benefits, enjoyment, rights, and title throughout the world in the Innovations as provided to Company under this Agreement. I agree to promptly execute and deliver all such papers as may be necessary or desirable to perfect the title to said Innovations in Company, its successors, assigns, nominees, or legal representatives, and to communicate to Company or to its nominee all known facts respecting said Innovations, to testify in any legal proceedings, to sign all lawful papers, to execute all disclaimers, patent applications and any divisional, continuation, reexamination and reissue applications, to make all rightful oaths or declarations, and generally to do everything possible to aid Company, its successors, assigns, nominees, and legal representatives to obtain and enforce for its own benefit proper patent, copyright, trademark, or other intellectual property protection for said Innovations in the United States and its possessions and territories and in all other countries. If Company is unable for any reason to secure my signature to any document required to file, prosecute, register, or memorialize the assignment of any rights or application or to enforce any right under any Innovations as provided under this Agreement, I hereby irrevocably designate and appoint Company and Company’s duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me to take all lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of rights under such Innovations, all with the same legal force and effect as if executed by me. The foregoing is deemed a power coupled with an interest and is irrevocable. 10. Return of Materials. At any time upon Company’s request, and when my employment with Company is over, I will return all materials (including, without limitation, documents, drawings, papers, discs, flash drives, any other digital or analog storage mediums, and any storage devices) containing or disclosing any Proprietary Information (including all copies thereof), as well as any tools, keys, pass cards, identification cards, computers, printers, pagers, personal digital assistants, phones,

Page 4 of 8 tablets, or similar items or devices that Company has provided to me. I will provide Company with a written certification of my compliance with my obligations under this Section. 11. No Violation of Rights of Third Parties. During my employment with Company, I will not (a) breach any agreement to keep in confidence any confidential or proprietary information, knowledge, or data acquired by me prior to my employment with Company, or (b) disclose to Company, or use or induce Company to use, any confidential or proprietary information or material belonging to any previous employer or any other third party. I am not currently a party, and will not become a party, to any other agreement that is in conflict, or will prevent me from complying, with this Agreement. 12. Notice Concerning Immunity from Liability for Confidential Disclosure of a Trade Secret to the Government or in a Court Filing. No individual shall be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made either (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law. In addition, no individual shall be held criminally or civilly liable for the disclosure of a trade secret in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to his or her attorney and use the trade secret information in the court proceeding if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. 13. Records. I agree to keep and maintain adequate and current records (in the form of notes, sketches, drawings and in any other form that may be required by Company) of all Proprietary Information developed by me and all Company Innovations conceived, reduced to practice, created, derived, developed, or made by me during the period of my employment at Company. Upon Company’s request, I agree to promptly prepare and deliver to Company any memoranda in connection with any Proprietary Information developed by me and/or Company Innovations conceived, reduced to practice, created, derived, developed, or made by me during the period of my employment with Company. All such records and memoranda shall be available to Company at all times and remain the sole property of Company. 14. Conflict of Interest. I agree that during my employment with Company, I will not engage in any work, paid or unpaid, that creates an actual conflict of interest with Company. Such work includes but is not limited to, directly competing with Company in any way or acting as an officer, director, employee, consultant, or volunteer for any business enterprise of the same nature as, or which is in direct competition with, the business in which Company is now engaged or in which Company becomes engaged during the term of my employment, as may be determined by Company in its sole discretion. If Company believes such a conflict exists, Company may ask me to choose to discontinue the other work or resign employment with Company. 15. Survival. This Agreement (a) shall survive my employment by Company, to the fullest extent permitted by law; (b) does not in any way restrict my right to resign or the right of Company to terminate my employment at any time, with or without cause; (c) inures to the benefit of successors and assigns of Company; and (d) is binding upon my heirs and legal representatives. 16. Injunctive Relief. Company and I agree that money damages will be both incalculable and an insufficient remedy for a breach of this Agreement by either party. Accordingly, Company and I agree that, in the event of any breach of this Agreement, the non-breaching party shall be entitled to seek equitable relief, including, without limitation, injunctive relief or specific performance. If either party elects to seek injunctive relief for breach of this Agreement, such election shall not preclude the non-

Page 5 of 8 breaching party from pursuing other legal remedies at law. Any arbitration agreement between the parties prevails and shall be followed in all regards, including as to injunctive relief. 17. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when actually delivered; (b) by overnight courier, upon written verification of receipt; (c) by facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in Company’s records or such other address as I may provide in writing. Notices to Company shall be sent to Company’s Human Resources Department or to such other address as Company may specify in writing. 18. Notification of New Employer. In the event that I leave the employment of Company, to the extent permitted by law, I hereby consent to the notification of my new employer of my rights and obligations under this Agreement and acknowledge that Company may send a copy or a redacted copy of this Agreement to my new employer. 19. Legally Compelled Disclosure. Nothing in this Agreement is intended to prohibit disclosure by employee of information that is required to be disclosed pursuant to any applicable law, court order, or other governmental body or administrative or other agency. I agree, if permitted by law, to notify Company as promptly as reasonably practicable after employee receives a request for any such disclosure of confidential Proprietary Information and agrees, upon request by Company, to reasonably cooperate, at Company's expense, with Company’s lawful efforts to challenge or limit such disclosure. In accordance with the federal Speak Out Act, 136 Stat. 2290, nothing in this Agreement is intended to prohibit disclosure relating to future disputes involving sexual assault or sexual harassment. 20. Governing Law; Forum. This Agreement shall be governed by the laws of the United States of America and by the laws of the State of California, as such laws are applied to agreements entered into and to be performed entirely within California between California residents. Company and I each irrevocably consent to the exclusive personal jurisdiction of the federal and state courts located in California, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seeking to enforce any order or any judgment of such federal or state courts located in California, such personal jurisdiction shall be nonexclusive. 21. Severability. If an arbitrator or court of law holds any provision of this Agreement to be illegal, invalid, or unenforceable, then that provision shall be deemed amended to provide Company the maximum protection permitted by applicable law, and the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected. 22. Waiver; Modification. If Company waives any term, provision, or breach by me of this Agreement, such waiver shall not be effective unless it is in writing and signed by the Company Chief Legal Officer. No waiver shall constitute a waiver of any other or subsequent breach by me. This Agreement may be modified only if both Company and I consent in writing. 23. At-Will Status. Nothing in this Agreement shall obligate Company to retain me as an employee. I understand that my employment is at will, which means I can resign from Company at any time with or without cause or notice. Likewise, Company can terminate my employment at any time with or without cause or advance notice. 24. Signatures. A facsimile, scanned, copy, digital (e-signature), or photographic signature to this Agreement shall have the same force and effect as an original signature. I consent to the use of electronic signatures, and in such an event, I will use a unique login identification and password for

Page 6 of 8 purposes of reviewing, completing, and e-signing this Agreement and its attachments. I understand and agree that no other individual will have access to my unique login information. I agree not to share my login information with any other person. I must read this Agreement before signing it. Upon request to the other party, Company or I may choose to sign this Agreement with a written signature (hard copy) instead of electronic signature. 25. Entire Agreement. This Agreement represents my entire understanding with Company with respect to the subject matter of this Agreement and supersedes all previous and contemporaneous understandings, written or oral. Nothing in this Agreement alters or impacts the enforceability or interpretation of any arbitration agreement between the parties regarding disputes subject to the arbitration agreement. If there is a conflict between this Agreement and any such arbitration agreement, then the terms of the arbitration agreement shall prevail, and the conflicting terms in this Agreement shall be severed and not enforced. This Agreement shall be effective as of the first day of my employment with Company. I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I UNDERSTAND I HAVE THE RIGHT TO OBTAIN AN ATTORNEY AT MY EXPENSE TO REVIEW THIS AGREEMENT BEFORE ACCEPTING IT. I HAVE COMPLETELY FILLED OUT ATTACHMENTS A AND B OF THIS AGREEMENT. EMPLOYEE Signature: __________________________ Dated: ______________________ Cibus US LLC Signature: __________________________ Dated: ______________________

Page 7 of 8 Attachment A PRIOR INNOVATIONS Check one of the following: □ NO SUCH PRIOR INNOVATIONS EXIST. -OR- □ YES, SUCH PRIOR INNOVATIONS EXIST AS DESCRIBED BELOW (include basic description of each Prior Innovation): 1. Except as listed in Section 2, the following is a complete list and description of all Innovations (as defined in the Proprietary Information and Innovations of this Agreement to which this Attachment A is attached) that (i) I have, alone or jointly with others, conceived, developed, or reduced to practice or caused to be conceived, developed, or reduced to practice prior to the commencement of my employment with Company; (ii) I consider to be my property or the property of third parties; and (iii) I wish to have excluded from the scope of this Agreement: _____________________________________________________________________________ _____________________________________________________________________________ _____________________________________________________________________________ □ See additional sheets attached with description of Innovations. 2. Due to a confidentiality agreement, I cannot complete the disclosure above for the innovations listed below, identified only by a cursory name, the party(ies) to whom it belongs, and my relationship to such party(ies): Innovation or Improvement Party(ies) Relationship 1. 2. 3. □ See additional sheets attached. If this Attachment A is left blank, then I represent that there are no Prior Innovations. EMPLOYEE Signed: ____________________________________ Printed Name: _______________________________ Dated: ____________________________

Page 8 of 8 Attachment B LIMITED EXCLUSION NOTIFICATION TO EMPLOYEES IN CALIFORNIA THIS IS TO NOTIFY you in accordance with Section 2870 of the California Labor Code that the foregoing Agreement between you and Company does not require you to assign or offer to assign to Company any invention that you developed entirely on your own time without using Company’s equipment, supplies, facilities, or trade secret information except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to Company’s business, or actual or demonstrably anticipated research or development of Company; or (2) Result from any work performed by you for Company. This limited exclusion does not apply to any patent or invention covered by a contract between Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States. I ACKNOWLEDGE RECEIPT of a copy of this notification. EMPLOYEE Signed: ____________________________________ Printed Name: _______________________________ Dated: ____________________________